REVOLVING CREDIT NOTE

Executed as of the                                         Amount $5,000,000.00
26th day of June, 2002
and delivered in Philadelphia, PA.

     FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the Undersigned (jointly and severally, if more than one) promises to pay to the order of STANDARD FEDERAL BANK, NATIONAL ASSOCIATION (hereinafter, together with any holder hereof, called "Lender"), at the main office of Agent (as hereinafter defined), the principal sum of Five Million Dollars ($5,000,000.00) plus the aggregate unpaid principal amount of all loans and advances made by Lender or Agent to the Undersigned (or any one of them, if more than one) pursuant to and in accordance with Subsection 2(a) of the Loan Agreement (as hereinafter defined) in excess of such amount, or, if less, the aggregate unpaid principal amount of all loans and advances made by Lender to the Undersigned (or any one of them, if more than one) pursuant to and in accordance with Subsection 2(a) of the Loan Agreement. The Undersigned (jointly and severally, if more than one) further promises to pay interest on the outstanding principal amount hereof on the dates and at the rates provided in the Loan Agreement from the date hereof until payment in full hereof.

     This Note is referred to in and was delivered pursuant to that certain Loan and Security Agreement of even date herewith among LaSalle Business Credit, Inc. ("Agent"), Lender, the Undersigned and the Guarantors named therein (as it may be amended, modified or supplemented from time to time, together with all exhibits thereto, the "Loan Agreement"), and evidences the Undersigned's Liabilities in respect of Revolving Loans. All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meaning ascribed to such terms in the Loan Agreement.

     The outstanding principal balance hereunder and all accrued and unpaid interest thereon shall be due and payable in full when and as provided for in the Loan Agreement.

     The Undersigned (and each one of them, if more than one) hereby authorizes the Agent to charge any account of the Undersigned (and each one of them, if more than one) for all sums due hereunder. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the Commonwealth of Pennsylvania, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rates of interest and other charges to the Undersigned under this Note shall be lawful; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Agent or Lender may lawfully charge the Undersigned, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Undersigned.

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     The Undersigned (and each one of them, if more than one) waives the benefit of any law that would otherwise restrict or limit Agent or Lender in the exercise of its right, which is hereby acknowledged, to set-off against the Liabilities, without notice and at any time hereafter, any indebtedness matured or unmatured owing from Agent or Lender to the Undersigned (or any one of them). The Undersigned (and each one of them, if more than one) waives every counterclaim (other than those that are not permitted to be brought in separate actions) or setoff which the Undersigned (or any one of them) may now have or hereafter may have to any action by Agent and/or Lender in enforcing this Note and/or any of the other Liabilities, or in enforcing Agent's and/or Lender's rights in the Collateral and ratifies and confirms whatever Agent and/or Lender may do pursuant to the terms hereof and of the Loan Agreement and with respect to the Collateral and agrees that neither Agent nor Lender shall be liable for any error in judgment or mistakes of fact or law except for gross negligence or willful misconduct.

     The Undersigned, any other party liable with respect to the Liabilities and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Agent's and Lender's rights hereunder.

     The loans evidenced hereby have been made and this Note has been delivered at Philadelphia, Pennsylvania. THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATES AND OTHER CHARGES, and shall be binding upon the Undersigned (and each one of them, if more than one) and the Undersigned's legal representatives, successors and assigns (and each one of them, if more than one). If this Note contains any blanks when executed by the Undersigned (or any of them, if more than one), the Agent or Lender is hereby authorized, without notice to the Undersigned (or any of them, if more than one) to complete any such blanks according to the terms upon which the loan or loans were granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one party shall execute this Note, the term "Undersigned" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective legal representatives, successors and assigns, shall be jointly and severally obligated hereunder.

     To induce the Lender to make the loan evidenced by this Note, the Undersigned (and each one of them, if more than one) (i) irrevocably agrees that, subject to Agent's and Lender's sole and absolute election, all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with the Agent, or the Collateral, may be instituted and litigated in courts having situs in the City of Philadelphia, Pennsylvania; (ii) hereby consents to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city; and (iii) waives any objection based on forum non-conveniens. IN ADDITION, AGENT, LENDER AND THE UNDERSIGNED (OR ANY ONE OF THEM, IF MORE THAN ONE) HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE

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LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY THE UNDERSIGNED (OR
ANY ONE OF THEM, IF MORE THAN ONE), AGENT OR LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE UNDERSIGNED, ON THE ONE HAND (OR ANY ONE OF THEM, IF MORE THAN ONE), AND AGENT AND LENDER ON THE OTHER. In addition, the Undersigned agrees that all service of process shall be made as provided in the Loan Agreement.

     As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.

     IN WITNESS WHEREOF, the Undersigned, has executed this Note on the date above set forth.

                                        MEDICAL TECHNOLOGY SYSTEMS, INC.

                                        By:  ________________________________

                                        Name/Title:  ________________________

                                        Address:
                                        _____________________________________
                                        _____________________________________
                                        _____________________________________


                                        MTS PACKAGING SYSTEMS, INC.

                                        By:  ________________________________

                                        Name/Title:  ________________________

                                        Address:
                                        _____________________________________
                                        _____________________________________
                                        _____________________________________



_______________________________________________________________________________


FOR LENDER USE ONLY

Officer's Initials:  __________
Approval: __________